Exhibit 10.15.6



                    ARIANESPACE CONFIDENTIAL AND PROPRIETARY



This Amendment #1 to the Side Letter to the Launch Services Agreement 95.5.933 between the Parties is entered into between:

ARIANESPACE S.A., a company organized under the laws of France and having its principal office at Boulevard de l'Europe, 91006 EVRY, France.

and

PanAmSat Corporation a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A.


Reference is made to the Launch Services Agreement 95.5.933 executed between PanAmSat Corporation and ARIANESPACE on December 20th, 1995, for the Launch of PanAmSat Satellites (said Agreement being hereinafter referred to as the "Agreement" and the Launches covered under said Agreement being hereafter referred to as the "Launches").

On December 20th 1995, the Parties entered into a side letter to the Agreement ("the Side Letter"). This Amendment #1 to the Side Letter amends and replaces the terms of the Side Letter.

The two Parties agree that the conditions listed hereafter shall be applicable to the Launches. Unless otherwise indicated, words defined under the Agreement shall have the same meaning in the present Amendment #1 to the Side Letter.


I.

In order to give PanAmSat greater schedule flexibility, the Agreement foresees the use of either the Ariane 4 or the Ariane 5 Launch Vehicles to perform the Launches.

The Parties agree that the Ariane 5 Launch Vehicle shall be the preferred Launch Vehicle for the Launches and that ARIANESPACE shall use its best efforts to affect Ariane 5 Launch Vehicles to the Launches under the terms and conditions of the Agreement.


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II.

If despite these efforts, ARIANESPACE is unable to affect an Ariane 5 Launch Vehicles to any of the Launches within the contractual launch schedule provided for under the Agreement, ARIANESPACE shall inform PanAmSat as soon as possible and PanAmSat shall have the option to wait for the next scheduled Ariane 5 Launch Vehicle for which there is a Launch Possibility or have the relevant Satellite Launched as scheduled on an Ariane 4 Launch Vehicle.

In the event that ARIANESPACE shall be obliged to postpone the launch of a satellite of another client of ARIANESPACE ("Third Party Launch") in order to make available a Launch Possibility for Customer's Satellite, then, in determining which satellite to retain on such Third Party Launch, ARIANESPACE shall retain the satellite which is compatible in size with PanAmSat's Satellite or, if two or more satellites on such Third Party Launch are compatible in size and in class with PanAmSat's Satellite, ARIANESPACE shall apply the criteria numbered (1) to (3) inclusive in, and in the order which is set out in Sub-paragraph 11.3.2. of this Article 11 of the Agreement.


III.

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[***]     Filed separately with the Commission pursuant to a request for confidential treatment.


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IV.

Notwithstanding the provisions of Paragraphs I to III above, the Parties agree that:

a) Paragraph I to III shall not be applicable to Firm Launch #2 under the Agreement if said Launch is accelerated under the provisions of Paragraph
     11.5  of  the  Agreement  to  a  date  prior  to 1  January  1999,  and

b)   ***************************************************************************
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V.


Notwithstanding the terms of Paragraphs 4.1.5 and 13.1.5 of the Agreement, in the event that, under the Agreement and/or this Side Letter, PanAmSat shall be entitled to a Reflight for an initial Satellite of a baseline mass of 3450 kg, Customer shall, at the time of order of the Reflight, have the right to increase the mass of the Satellite object of the Reflight up to a baseline mass of 4500 kg. Said increase in mass shall be subject to the payment of a sum of [***** **********************] ("the Optional Mass Price"). This sum shall be due and payable at the time of order of the Replacement Launch. The Optional Mass Price is valid for a Launch to take place prior to 1 April 1999 and for Launches beyond this date, this price shall be increased by a factor of [**************] per the number of calendar quarters or portion thereof between 1 April 1999 and the first day of the initial Launch Period for the Reflight.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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VI.


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VII.

The Parties agree that in the event that PanAmSat declines an available Ariane 4 Launch Vehicle proposed by ARIANESPACE in order to wait for an Ariane 5 Launch Vehicle under the provisions of Paragraph II hereof, the delay between the Ariane 4 Launch Period or Launch Slot and the Ariane 5 Launch Period or Launch Slot shall not be considered to constitute a postponement of the Launch by either Party within the meaning of Article 11 of the Agreement.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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VIII.

This Side Letter constitutes an amendment to the Agreement within the meaning of its Paragraph 20.6 and the terms of this Side Letter shall prevail in the event of any inconsistency with the terms of the Agreement. This Side Letter shall remain confidential and unless indicated expressly otherwise, authorization to disclose the Agreement shall not include authorization to disclose this Side Letter.


Executed this 8th day of January, 1998.


FOR ARIANESPACE                             FOR PANAMSAT CORPORATION


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